SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                       Date of Report: September 13, 2004
                        (Date of earliest event reported)


                            HERLEY INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                     0-5411                     23-2413500
--------------------------------------------------------------------------------
(State or other               (Commission                 (IRS Employer
 jurisdiction of               File Number)               Identification
 incorporation)                                               Number)


101 North Point Boulevard, Lancaster, Pennsylvania          17601-4133
Address of principal executive offices)                     (Zip Code)



Registrant's telephone number including area code         (717) 735-8117


              ----------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c)

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On September 13, 2004, Registrant appointed Thomas Gilboy as its Chief Financial Officer. Anello C. Garefino, the former Chief Financial Officer of the Company, retained his position as Vice President-Finance of the Company.



                                  Signatures
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      HERLEY INDUSTRIES, INC.

                                      By: /s/ Myron Levy
                                          -----------------------
                                          Myron Levy
                                          Chief Executive Officer

Dated: September 15, 2004